UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

ACV Auctions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40256	47-2415221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 ELLICOTT STREET #321
Buffalo, New York		14203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 553-4070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	ACVA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 30, 2023, ACV Auctions Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 19, 2023.

Proposal 1 – Election of Directors

Brian Hirsch and Eileen A. Kamerick were each elected to serve as a Class II director of the Company’s Board of Directors until the 2026 Annual Meeting of Stockholders and until his or her successor is duly elected or until his or her earlier resignation or removal. The voting results were as follows:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Brian Hirsch	387,917,655	0	716,062	18,507,414
Eileen A. Kamerick	354,997,478	0	33,636,239	18,507,414

Proposal 2 – Approval of Executive Compensation

The stockholders approved, on a non-binding, advisory basis, the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
387,714,859	884,133	34,725	18,507,414

Proposal 3 – Approval of Frequency of Executive Compensation Votes

The stockholders approved, on a non-binding, advisory basis, the frequency of one year for future non-binding, advisory votes to approve the compensation of our named executive officers. The voting results were as follows:

Votes For 1 yr.	Votes For 2 yr.	Votes For 3 yr.	Votes Withheld	Broker Non-Votes
307,436,886	6,602	81,097,706	92,523	18,507,414

Proposal 4 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
407,087,402	47,391	6,338	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACV Auctions Inc.

Date:	June 1, 2023	By:	/s/ Leanne Fitzgerald
Leanne Fitzgerald, Chief Legal Officer